OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Other Liabilities, Current [Abstract]
OTHER CURRENT LIABILITIES	OTHER CURRENT LIABILITIES
Other current liabilities is comprised of the following:

	Successor	Predecessor
(in thousands of $)	December 31, 2022	December 31, 2021
Deferred operating lease and advance charter hire revenue	15,588	10,691
Unfavorable contract liabilities (Note 10)	20,610	—
Current portion of operating lease liability (Note 11)	511	762
Mark-to-market liability on interest rate swaps (Note 20)	385	—
Debt guarantee liability (Note 21)	944	—
Other payables (1)	5,009	4,943
Other current liabilities	43,047	16,396

 (1) Included in “Other payables” is an amount payable to Hygo Energy Transition Ltd. ("Hygo") as a result of the participation of its vessels in the Cool Pool of $4.9 million as of December 31, 2022 (December 31, 2021: $4.8 million). Following Golar's sale of Hygo in April 2021, Hygo and its affiliates ceased to be related parties.